FINANCIAL INCOME (LOSS), NET (Schedule of Financial Income (Loss), Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial Income (loss), Net [abstract]
Hedging instrument gain (loss), net	$ 366	$ (337)	$ 88
Bank charges	(153)	(89)	(18)
Exchange rate gain (loss), net	(1,175)	(418)	336
Interest income (expense), net	878	(218)	(137)
Other, net	(1)	15	(2)
Total financial income (expenses), net	$ (85)	$ (1,047)	$ 267